SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (As Permitted by Rule
    14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material under Rule 14a-12

                  MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:_____________

(2) Aggregate number of securities to which transaction applies:________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___________________________________

(4) Proposed maximum aggregate value of transaction:____________________________

(5) Total fee paid:_____________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:_____________________________________________________

(2) Form, Schedule or Registration Statement No.:_______________________________

(3) Filing Party:_______________________________________________________________

(4) Date Filed:_________________________________________________________________

                  MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED
                       ---------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       ---------------------------------


                                                                Shenzhen, China
                                                                May 13, 2004

To all Shareholders of Minghua Group International Holdings Limited:

           Notice is hereby given that the annual meeting of shareholders of Minghua Group International Holdings Limited, a New York corporation, will be held at Beijing Shijinyunr Hotel, located at 8/F, East Area, Century Golden Resources International Plaza, 69 Banjing Rd., Haidian District, Beijing 100089, People's Republic of China on Monday, June 14, 2004, beginning at 10:00 a.m. Local Time. The annual meeting will be held for the following purposes:

           1. To elect five directors for the upcoming year;

           2. To authorize an amendment to our certificate of incorporation in order to increase the authorized number of shares of common stock from 200,000,000 shares to 500,000,000 shares;

           3. To ratify the appointment of Livingston, Wachtell & Co., LLP, as our independent auditors for fiscal year 2004;

           4. To transact such other business as may properly come before the meeting or any postponements or adjournments of the meeting.

           April 9, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any postponements or adjournments, and only shareholders of record at the close of business on that date are entitled to notice and to vote at the annual meeting.

           We hope that you will use this opportunity to take an active part in our affairs by voting on the business to come before the annual meeting either by executing and returning the enclosed proxy card or by casting your vote in person at the annual meeting.

           Shareholders unable to attend the annual meeting in person are requested to date and sign the enclosed proxy card as promptly as possible. A stamped envelope is enclosed for your convenience. If a shareholder receives more than one proxy card because he or she owns shares registered in different names or addresses, each proxy card should be completed and returned.

By order of the Board of Directors of the Company.

/s/ Albert Wong

Albert Wong
Chief Executive Officer, President
and Secretary

                  MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED

                          Guangdong Bian Fang Building
                                   10th Floor
                                   Fujing Road
                        Futian District, Shenzhen, 518033
                           People's Republic of China
                                 +852-6011-6766

                           -------------------------

                                 PROXY STATEMENT

                           -------------------------

                               GENERAL INFORMATION


Proxy Solicitation

         This proxy statement is being first mailed on or about May 13, 2004, to shareholders of Minghua Group International Holdings Limited by the board of directors to solicit proxies for use at the annual meeting of shareholders to be held at Beijing Shijinyunr Hotel, located at 8/F, East Area, Century Golden Resources International Plaza, 69 Banjing Rd., Haidian District, Beijing 100089, People's Republic of China People's Republic of China at 10:00 a.m., Local Time, on Monday, June 14, 2004, and any postponements or adjournments to the meeting for the purposes set forth in the accompanying notice of annual meeting.

         Proxies for use at the meeting are being solicited by our board of directors and will be solicited chiefly by mail. In addition to the solicitation of proxies by mail, directors, officers and regular employees may communicate with shareholders personally or by mail, telephone, telegram, or otherwise for the purpose of soliciting proxies, but no additional compensation will be paid to any of these persons for solicitation. The cost of soliciting proxies, including expenses in connection with preparing and mailing this proxy statement, will be borne by Minghua. In addition, we will reimburse banks, brokers and other nominees for their reasonable out-of-pocket expenses in forwarding soliciting material to beneficial owners of shares held of record by these persons.

         Only one proxy statement is being delivered to two or more security holders who share an address unless we have received contrary instruction from one or more of the security holders. We will promptly deliver upon written or oral request a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the proxy statement, or if in the future you would like to receive multiple copies of proxy statements, information statements or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so direct us either by writing to Albert Wong, Chief Executive Officer, Minghua Group International Holdings Limited, Guangdong Bian Fang Building, 10th Floor, Fujing Road, Futian District, Shenzhen, 518033, People's Republic of China or calling him at +852-6011-6766.

Revocability and Voting of Proxy

         A form of proxy for use at the annual meeting and a return envelope for the proxy are enclosed. Shareholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with our Secretary a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting. Shares of common stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified. If no specifications are given, the proxies solicited by the board of directors will be voted "FOR" the election of directors, the approval of the amendment to our certificate of incorporation referred to in paragraph 2 of the notice, the ratification of Livingston, Wachtell & Co., LLP as our independent auditors for the upcoming fiscal year and such other matters as may duly come before the meeting.

Record Date and Voting Rights

         April 9, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting, and any postponements or adjournments. As of the record date, there were 111,277,976 shares of our common stock issued and outstanding. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting. With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions and broker non-votes are treated as present.

         Each share of common stock issued and outstanding on the record date is entitled to one vote on any matter presented for consideration and action by the shareholders at the annual meeting. A plurality of the votes present in person or represented by proxy at the annual meeting, entitled to vote and voting on the election of directors, is necessary to elect the directors. The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the adoption of the amendments to our certificate of incorporation referred to in paragraph 2 of the accompanying notice of annual meeting. With respect to the vote on ratification of our independent auditors, assuming that there is a quorum present at the annual meeting, the vote of a majority of the shares represented and voting at the annual meeting is required to approve their ratification.

         Under the New York General Corporation Law, shareholders do not have any rights of appraisal or similar rights of dissenters with respect to any of the proposals set forth in this proxy statement.

Interest of Officers and Directors in Matters to Be Acted Upon

         None of our officers or directors have any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the board of directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth, as of April 27, 2004, the number of shares of common stock owned of record and beneficially by any person who holds 5% or more of the outstanding common stock of Minghua.

Name and Address Of Beneficial Owner                   Amount and Nature of Beneficial              Percentage of Class
                                                                  Ownership
Chuquan Li
Chairman                                                        20,700,000(1)                             18.35%
Guangdong Bian Fang Building, 10th Floor
Futian District, Shenzhen, 518033
People's Republic of China

Kingsrich Development Limited                                   17,963,269                                15.93%
Sincere Insurance Building
4 - 6 Hennessey Road
Wanchai, Hong Kong

Beijing Qiang Long Real Estate Development Co.                 155,000,000(2)                             58.88%
Ltd.
No. 95 Kangxi Road
Ba Da Xia Industrial Development Zone
Yanqing County, Beijing
People's Republic of China

China Cardinal Limited                                          16,483,514                                13.24%
Flat/Rm 708
7/F, Dannies House
20 Luard Road
Wanchai, Hong Kong


Jinmou Li                                                       28,210,000                                25.01%
Guangdong Bian Fang Building, 10th Floor
Futian District, Shenzhen, 518033
People's Republic of China

         (1) These shares are held by Yu Ke International Development, Limited, a BVI company that is controlled by Chuquan Li.

         (2) Consists of (i) 4,535,486 shares of common stock and unexercised subscription rights for the purchase of an additional 10,464,514 shares of common stock that are exercisable within 60 days at a subscription price of $0.40; and (ii) the right to purchase 140,000,000 shares of common stock for an aggregate purchase price of US$29,400,000, or a price per share of $0.21, pursuant to a contract with the Company, dated January 29, 2004. In determining the percentage of class above 150,464,514 shares were added to the total outstanding shares of common stock of 112,777,976.

         (3) Consists of 4,733,229 shares of common stock and unexercised subscription rights for the purchase of an additional 11,750,285 shares of common stock. The unexercised subscription rights may be exercised within the next 60 days at a subscription price per share of $0.14. In determining the percentage interest above 11,750,285 shares were added to the total outstanding shares of 112,777,976.

         The following table sets forth, as of April 27, 2004, the number of shares of common stock owned of record and beneficially by all directors or director nominees, each of the named officers in the Summary Compensation Table, and the directors and executive officers of the Company as a group.

--------------------------------------------------- --------------------------------------- ------------------------------------
Name and Address Of Beneficial Owner                   Amount and Nature of Beneficial              Percentage of Class
                                                                  Ownership
--------------------------------------------------- --------------------------------------- ------------------------------------
Chuquan Li
Chairman                                                        20,700,000(1)                             18.35%
Guangdong Bian Fang Building, 10th Floor
Futian District, Shenzhen, 518033
People's Republic of China

--------------------------------------------------- --------------------------------------- ------------------------------------
Kuen Kwong Chan                                                  3,300,000                                 2.93%
Director
Guangdong Bian Fang Building, 10th Floor
Futian District, Shenzhen, 518033
People's Republic of China

--------------------------------------------------- --------------------------------------- ------------------------------------
Albert Wong
Chief Executive Officer, President, Secretary and                1,000,000                                 0.89%
Treasurer
Guangdong Bian Fang Building, 10th Floor
Futian District, Shenzhen, 518033
People's Republic of China

--------------------------------------------------- --------------------------------------- ------------------------------------
Yun Dong Luan                                                        -0-                                     -
Director
Guangdong Bian Fang Building, 10th Floor
Futian District, Shenzhen, 518033
People's Republic of China

--------------------------------------------------- --------------------------------------- ------------------------------------
Jie Chen                                                             -0-                                     -
Director
Guangdong Bian Fang Building, 10th Floor
Futian District, Shenzhen, 518033
People's Republic of China

--------------------------------------------------- --------------------------------------- ------------------------------------
Chang-De Li                                                          -0-                                     -
Nominee
Guangdong Bian Fang Building, 10th Floor
Futian District, Shenzhen, 518033
People's Republic of China

--------------------------------------------------- --------------------------------------- ------------------------------------
Hong Liang Li                                                        -0-                                     -
Director
Guangdong Bian Fang Building, 10th Floor
Futian District, Shenzhen, 518033
People's Republic of China

--------------------------------------------------- --------------------------------------- ------------------------------------
Han Li Ping                                                          -0-                                     -
Nominee
Guangdong Bian Fang Building, 10th Floor
Futian District, Shenzhen, 518033
People's Republic of China

--------------------------------------------------- --------------------------------------- ------------------------------------
All Directors and Executive Officers as a Group                 25,000,000(2)                             22.17%
(5 people)

--------------------------------------------------- --------------------------------------- ------------------------------------


         (1) These shares are held by Yu Ke International Development, Limited, a BVI company that is controlled by Chu Quan Li.

         (2) The five people included are Chuquan Li, Kuen Kwong Chan, Albert Wong, Yun Dong Luan and Jie Chen. The other persons listed above as nominiees became directors on May 3, 2004 and are not included because they were not directors as of April 27, 2004.

Changes in Control

         We and Beijing  Qiang Long Real Estate  Development  Co.,  Ltd.  (Qiang
Long) are parties to the following contracts which will result in a change of control of us as described in more detail below: (i) that certain Regulation S Subscription Agreement, dated September 29, 2003 (the "September 29 Contract"), between Minghua and Qiang Long and (ii) that certain contract, dated January 29, 2004 (the "January 29 Contract"), between Minghua and Qiang Long.

         Pursuant to the September 29 Contract Qiang Long is obligated to purchase 15,000,000 shares of our Common Stock for US$6,000,000, in the aggregate. Upon signing the September 29 Contract Qiang Long funded US$602,410 of the subscription price and we issued to Qiang Long 1,511,488 shares of our common stock for such funds. Qiang Long then funded an additional US$1,204,820 on January 9, 2004 and received 3,023,998 additional shares of our common stock for such funds. The September 29 Contract also required that Qiang Long fund US$4,192,770 on February 29, 2004. To date, Qiang Long has not made this final payment (the "February Payment").

         Pursuant to the January 29 Contract, Qiang Long agreed to purchase 140,000,000 shares of our Common Stock at an aggregate purchase price of US$29,400,000. The January 29 Contract requires that the acquisition of these shares take place in two installments. On April 15, 2004, Qiang Long is required to pay (the "April Payment") US$12,600,000 for 60,000,000 shares of our Common Stock. Thereafter, we were to hold an annual stockholders meeting at which the stockholders would vote upon an amendment to our Certificate of Incorporation that would increase the number of authorized shares to a higher number such that we would have enough authorized shares to satisfy our obligations under the January 29 Contract. See proposal number 2 below. Qiang Long would then pay (the "Final Payment") the second installment of US$16,800,000 within 15 days of the effective date of such amendment and receive the remaining 80,000,000 shares of our Common Stock at that time.

         On April 14, 2004, we and Qiang Long entered into a letter agreement (the "Qiang Long Letter Agreement") providing for an extension of the time within which Qiang Long is required to make each of the February Payment, the April Payment and the Final Payment. The due date for the February Payment was extended from February 29, 2004 to May 31, 2004. The due date for the April Payment was extended from April 15, 2004 to October 15, 2004 and the due date for the Final Payment was extended to November 30, 2004.

         In connection with entering into the Qiang Long Letter Agreement, Chu Quan Li, our Chairman, Albert Wong, our CEO and a director, and Kuen Kwong Chan, a director, each agreed to resign as our directors and from all other offices that they hold with us effective upon the tenth day following the mailing to our stockholders of an information statement that complies with the requirements of Rule 14f-1 of the Exchange Act of 1934. The resignations of these directors and the appointment of the new directors will be effective as of May 3, 2004.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Five directors are to be elected at the annual meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of shareholders and until their successors shall have been duly elected and shall qualify. All of the directors are incumbent directors, but they have all been appointed very recently in connection with the change of control transaction described above under "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT - Changes in Control". In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the board of directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The board of directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the board of directors will occur.

         The nominees, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are:

                                               Year First                            Principal Occupation
Nominee                          Age         Became Director                      During the Past Five Years
-------                          ---         ---------------                      --------------------------
Li Chang De                      46               2004             Li  Chang  De has  acted  as the  chairman  of  Board of
                                                                   Directors of Beijing Qiang Long Real Estate  Development
                                                                   Co.  Ltd.,  a real  estate  development  and  investment
                                                                   company,  since  1993.  During his tenure as chairman he
                                                                   has led the company to develop  many  holiday  villages,
                                                                   hotels and business centers throughout China.

Li Hong Liang                    42               2004             Li Hong-Liang  acted as vice general  manager of Beijing
                                                                   JiuFa Industry  Ltd., a company  engaged in commerce and
                                                                   trade,  from 1994 to 2003.  He  served  as vice  general
                                                                   manager of China Cardinal Ltd. from 2003 to 2004.

Han Li-Ping                      45               2004             Han Li-Ping acted as general  manager of China Manzhouli
                                                                   TianRui Ltd., a real estate  development  and investment
                                                                   company,  from  1993 to 1999 and  acted as vice  general
                                                                   manager  from 1999 to 2003.  Ms. Ping has served as vice
                                                                   general  manager  of Chuang  Sheng  Ltd.,  a  securities
                                                                   investment company, since 2003.

Yun Dong Luan                    67               2004             Yun Dong Luan  became a director in  February  2004.  He
                                                                   is  the  Vice  Chairman  of  the  Zhang  Xue-Liang  Fund
                                                                   Association  and has held  various  positions  with such
                                                                   Association   over  the  past  five  years.   The  Zhang
                                                                   Xue-Liang  Fund   Association  is  in  the  business  of
                                                                   arranging  meetings,  conferences  and  exhibitions.  It
                                                                   also provides  public  relations and investor  relations
                                                                   support to its clients.

Jie Chen                         48               2004             Jie Chen  became a director  in  February  2004.  She is
                                                                   the  Vice   Secretary  of  the  Zhang   Xue-Liang   Fund
                                                                   Association   and  has  held  such  position  and  other
                                                                   positions  with  such  Association  over the  past  five
                                                                   years.  The Zhang  Xue-Liang Fund  Association is in the
                                                                   business  of   arranging   meetings,   conferences   and
                                                                   exhibitions.  It  also  provides  public  relations  and
                                                                   investor  relations  support  to its  clients.  Prior to
                                                                   joining the Zhang Xue-Liang Fund  Association,  Ms. Chen
                                                                   held various key positions with television  stations and
                                                                   public relations companies in China.


KEY EMPLOYEES

         MR. JIN GUODONG, technical principal of Shenzhen Minghua Environmental Protection . Mr. Jin is the Professor and engineer and is well-known in electric hybrid vehicle research manufacturing field in China.

         LIAO CUI QUAN, Assistant Chief Engineer. Prior to becoming the Assistant Chief Engineer he was the technical manager of an electronics company. He was involved in the making process of two prototype vehicles, the MH6720 and MH6120.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We rented the office at 10th Floor, Guangdong Bianfang Building, Fu Jing Road, Fu Tian District, Shenzhen, People's Republic of China. The office is owned by Minghua Real Estate (Shenzhen) Ltd. which is owned by a British Virgin Island company whose sole shareholder is our former Chairman, Chuquan Li. We pay Minghua Real Estate (Shenzhen) Ltd. an annual rental of $153,600 under our leasing arrangement for such space.

         On January 19, 2004, our wholly-owned subsidiary, Minghua Hong Kong and Jinmou Li, the son of our former Chairman, Chuquan Li, entered into a stock purchase agreement relating to the sale by Jinmou Li to Minghua Hong Kong of 100% of the equity in Asia Key Group Ltd., a Hong Kong corporation, for a purchase price of RMB 8,200,000 (approximately, US$990,709) and 28,210,000 shares of our common stock.

         The parties agreed upon a valuation of SZ Minghua of RMB 273,000,000 (approximately, US$32,983,363.34), which was calculated based upon the paid-up capital, accumulated funds and the value of the production project and stock value. The parties further agreed that RMB 40,980,000 (approximately, US$4,951,121) constitutes the value of the 15% interest that Minghua Hong Kong acquired. Our shares that were issued as partial consideration for the 15% equity interest were valued at a price of $0.14 per share.

COMMITTEES AND BOARD MEETINGS

         Our business is managed under the direction of the board. The board meets on a regularly scheduled basis to act on matters requiring board approval. It also holds special meetings when an important matter requires action by the board between scheduled meetings. The board of directors held 10 meetings during fiscal year 2003. All board members attended each meeting.

         We do not have a standing audit, nominating or compensation committee or any committee performing a similar function. We do not have an audit committee charter or a nominating committee charter or policy or similar document. We currently have limited working capital and no revenues. Our financial statements are currently relatively simple. Management does not believe that it would be in the best interests at this time to retain independent directors to sit on an audit committee or a nominating or compensation committee. If we are able to raise sufficient financing in the future or if our working capital situation improves as a result of revenue generation in the future, then we will seek out and retain independent directors and form an audit committee and other committees.

         Our entire board of directors participates in the director nomination process. The board of directors does not have a formal policy with regard to the consideration of any director candidates recommended by security holders. The entire board will consider any person nominated by securityholders that is reputable and that has experience in the industry in which we operate or business experience in general. The board will also consider the extent of any nominee's educational background in deciding whether to nominate a person for a directorship position. We do not pay any fee to third parties for helping us nominate or evaluate director candidates and we do not obtain such services from any third party.

         The board of directors believes that 4 of its directors are currently independent based on the NASDAQ rules defining independence. If we are successful in raising additional funds or in obtaining revenues from the sale of our products, then we will seek out and retain one or more qualified independent directors. At that time we intend to also set up an audit, nominating and compensation committee.

AUDIT COMMITTEE FINANCIAL EXPERT

         We do not have any audit committee financial expert serving on our board of directors. After we are successful in either closing our capital raising transaction with Qiang Long or otherwise raising capital, we will seek to retain an independent audit committee financial expert.

SECURITY HOLDER COMMUNICATION PROCESS

         We encourage our security holders to communicate directly with our board of directors regarding any issues, including financial issues, that may affect us. The process for contacting our board of directors is through writing to our Chairman, Li Chang De, at the following address Guangdong Bian Fang Building, 10th Floor, Fujing Road, Futian District, Shenzhen, 518033, People's Republic of China. Li Chang De will raise any appropriate security holder concerns that he receives with the entire board of directors.

CODE OF ETHICS

         On March 8, 2004, our board of directors adopted a code of ethics that our principal financial officer, principal accounting officer or controller and any person who may perform similar functions is subject to. We have filed the code of ethics as exhibit 14 to our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

VOTE REQUIRED

         The five nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 1 - ELECTION OF DIRECTORS" TO BE IN THE BEST INTERESTS OF MINGHUA AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our Chairman, our Chief Executive Officer and each of the next four highly compensated executive officers for services in all capacities to us, our subsidiaries and predecessors.

                           SUMMARY COMPENSATION TABLE


                                     ANNUAL COMPENSATION                          LONG-TERM COMPENSATION
                                     -------------------                          ----------------------
                                                                     AWARDS                               PAYOUTS
                                                                     ------                               -------
NAME                                                                                 SECURITIES
AND                                                      OTHER                       UNDER-LYING                        ALL
Principal                                                ANNUAL      RESTRICTED      OPTIONS/             LTIP          OTHER
Position                      SALARY         BONUS       COMP-       STOCK           SARS                 PAYOUTS       COMPEN-
                    YEAR      ($)            ($)         ENSATION    AWARDS          (#)                  ($)           SATION
                                                         ($)         ($)                                                ($)

Albert Wong,        2003      30,769         2,564        0          0                500,000              0             0
Chief Executive     2002      23,077         2,564        0          60,000           0                    0             0
Officer and         2001      0              0            0          0                0                    0             0
President

Chuquan Li,         2003      153,846        12,821       0          0                2,000,000            0             0
Chairman            2002      153,846        12,821       0          0                0                    0             0
                    2001      153,846        12,821       0          0                0                    0             0

Kuen Kwong          2003      61,538         5,128        0          0                500,000              0             0
Chan, Director      2002      61,538         5,128        0          0                0                    0             0
                    2001      61,538         5,128        0          0                0                    0             0

Ji-Kuan Li          2003      21,951         0            0          0                500,000              0             0
Director            2002      14,634         0            0          36,000           0                    0             0
                    2001      0              0            0          0                0                    0             0

Wen Zhi Zhou        2003      26,927         0            0          0                500,000              0             0
Director            2002      26,927         0            0          36,000           0                    0             0
                    2001      26,927         0            0          0                0                    0             0

                     OPTION/SARs GRANTS IN LAST FISCAL YEAR

         The following table sets forth the grant of stock options and stock appreciation rights (SARs) made during the year ended December 31, 2003, to the persons named in the Summary Compensation Table:

-------------------------- ------------------------- -------------------------------- --------------------- --------------------
                           Number of Securities      Percent of Total Options/SARs
                           Underlying Options/SARs   Granted to Employees in Fiscal   Exercise of Base
Name                       Granted                   Year                             Price ($/Sh)          Expiration Date
----
-------------------------- ------------------------- -------------------------------- --------------------- --------------------
Albert Wong
Chief Executive Officer,
President, Secretary and   500,000                   12.5%                            $0.12                 2/29/04
Treasurer
-------------------------- ------------------------- -------------------------------- --------------------- --------------------

Chuquan Li                 2,000,000                 50%                              $0.12                 2/29/04
Chairman
-------------------------- ------------------------- -------------------------------- --------------------- --------------------

Kuen Kwong Chan            500,000                   12.5%                            $0.12                 2/29/04
Director
-------------------------- ------------------------- -------------------------------- --------------------- --------------------

Ji-Kuan Li                 500,000                   12.5%                            $0.12                 2/29/04
Director
-------------------------- ------------------------- -------------------------------- --------------------- --------------------

Wen Zhi Zhou               500,000                   12.5%                            $0.12                 2/29/04
Direcotr
-------------------------- ------------------------- -------------------------------- --------------------- --------------------

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth information with respect to unexercised stock options held by the persons named in the Summary Compensation Table at December 31, 2003. No stock options were exercised in 2003 by those persons.

---------------------------- ------------------- -------------------- ------------------------------- --------------------------
                                                                                                      Value of Unexercised
                                                                      Number of Unexercised           In-The-Money Option/SARs
                                                 Value Realized       Securities Underlying           at FY-End ($)
                             Shares Acquired                          Options/SARs at FY-End (#)      Exercisable/
Name                         on Exercise         ($)                  Exercisable/ Unexercisable      Unexercisable
---------------------------- ------------------- -------------------- ------------------------------- --------------------------
Albert Wong
Chief Executive Officer,
President, Secretary and     0                   0                    500,000                         $60,000
Treasurer
---------------------------- ------------------- -------------------- ------------------------------- --------------------------

Chuquan Li                   0                   0                    2,000,000                       $240,000
Chairman
---------------------------- ------------------- -------------------- ------------------------------- --------------------------

Kuen Kwong Chan              0                   0                    500,000                         $60,000
Director
---------------------------- ------------------- -------------------- ------------------------------- --------------------------

Ji-Kuan Li                   0                   0                    500,000                         $60,000
Director
---------------------------- ------------------- -------------------- ------------------------------- --------------------------

Wen Zhi Zhou                 0                   0                    500,000                         $60,000
Director
---------------------------- ------------------- -------------------- ------------------------------- --------------------------

             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

         The following table sets forth information with respect to awards made to persons named in the Summary Compensation Table pursuant to a long-term incentive plan in the fiscal year ending December 31, 2003.

Name                    Number of Shares,   Performance or        Estimated Future Payouts Under Non-Stock
                        Units or Other      Other Period Under    Price-Based Plans
                        Rights              Maturation or Payout
                                                                  Threshold             Target              Maximum
Albert Wong             0                   0                     0                     0                   0
Chief Executive
Officer, President,
Secretary and
Treasurer

Chuquan Li              0                   0                     0                     0                   0
Chairman

Kuen Kwong Chan         0                   0                     0                     0                   0
Director

Ji-Kuan Li              0                   0                     0                     0                   0
Director

Wen Zhi Zhou            0                   0                     0                     0                   0
Director

COMPENSATION OF DIRECTORS

         All directors are reimbursed for out-of-pocket expenses in connection with attendance at board of director's and/or committee meetings, but are not otherwise compensated for services that they provide as directors.

EMPLOYMENT AGREEMENTS

           On April 16, 2002 we entered into an employment agreement with Mr. Albert Wong as Chief Executive Officer. The agreement expired on April 9, 2003 and has been extended for a further year. Mr. Wong receives monthly compensation under the agreement equal to HK$20,000 (approximately US$2,564) and is reimbursed for any expenses that he incurs on behalf of Minghua USA. In addition, on October 16, 2002, the Board of Directors agreed to issue 500,000 shares of Minghua USA's common stock to Mr. Wong.

           We do not have employment agreements with any of our other executive officers or directors.

                                 PROPOSAL NO. 2

         APPROVAL OF AN AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK
                       FROM 200,000 TO 500,000,000 SHARES

         The board of directors has approved an amendment to our certificate of incorporation to increase the number of authorized shares of common stock from 200,000,000 to 500,000,000. The proposed amendment is attached to this proxy statement as Appendix A. There were 111,277,976 shares of common stock outstanding as of the record date. In addition to the shares of common stock outstanding, (i) we have 20,000,000 shares of common stock available for issuance under our stock plan, and (ii) we have entered into an agreement with Qiang Long that obligates us to issue up to an additional 150,464,514 shares of our common stock.

         The combined issuance of all of the shares of common stock issuable (i) under our stock plan, and (ii) pursuant to the agreement with Qiang Long, would exceed the number of shares that we are currently authorized to issue. Accordingly, we are seeking to increase the number of authorized shares of common stock to 500,000,000 in order to accommodate the total number of shares that we could be required to issue and to provide us greater flexibility with respect to our capital structure for such purposes as additional equity financing and stock based acquisitions.

         Having a substantial number of authorized but unissued shares of common stock that are not reserved for specific purposes will allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of shareholders for the purpose of approving an increase in our capitalization. The issuance of additional shares of common stock may, depending upon the circumstances under which these shares are issued, reduce shareholders' equity per share and may reduce the percentage ownership of common stock by existing shareholders. It is not the present intention of the board of directors to seek shareholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the board of directors that the delay necessitated for shareholder approval of a specific issuance could be to the detriment of Minghua and its shareholders.

         When issued, the additional shares of common stock authorized by the amendment will have the same rights and privileges as the shares of common stock currently authorized and outstanding. Holders of common stock have no preemptive rights and, accordingly, shareholders would not have any preferential rights to purchase any of the additional shares of common stock when additional shares are issued.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the adoption of this proposal. Abstentions and broker non-votes have the same legal effect as a vote cast against this proposal.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 2 - APPROVAL OF AN AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 200,000,000 TO 500,000,000 SHARES" TO BE IN THE BEST INTERESTS OF MINGHUA AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

PROPOSAL NO. 3

       RATIFICATION OF LIVINGSTON, WACHTELL & CO., LLP, AS OUR INDEPENDENT
                         AUDITORS FOR FISCAL YEAR 2004

         The Board of Directors is seeking ratification by the shareholders of the engagement of Livingston, Wachtell & Co., LLP, as our independent public accountants for the years ended December 31, 2003 and 2004.

         Effective as of March 8, 2004, we formally engaged Livingston Wachtell as our principal independent auditor to audit the financial statements of the Company for the year ending December 31, 2003 and December 31, 2004 and simultaneously we dismissed KND & CO. CPA Limited (the Former Auditor).

         The report of the Former Auditor for the fiscal year ended December 31, 2002 contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. The Former Auditor did not act as our independent auditor for the fiscal year ended December 31, 2001.

         The decision to change accountants was recommended, authorized and approved by our board of directors.

         There were no disagreements with the Former Auditors, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Former Auditor's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         Livingston, Wachtell did not advise us with respect to any of the matters described in paragraphs (a)(2)(i) or (ii) of Item 304 of Regulation S-B.

         We have requested the Former Auditor to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated March 18, 2004, is filed as
Exhibit 16.1 to our current report on Form 8-K, dated March 18, 2004.

         In the event that ratification of our selection of accountants is not approved by a majority of the shares of our Common Stock voting at the Annual Meeting in person or by proxy, management will review its future selection of accountants.

         A representative of Livingston Wachtell is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 3 - RATIFICATION OF LIVINGSTON, WACHTELL & CO., LLP, AS OUR INDEPENDENT AUDITORS FOR FISCAL YEAR 2004 - TO BE IN THE BEST INTERESTS OF MINGHUA AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

AUDIT FEES

         The aggregate fees billed for each of the fiscal year ended December 31, 2003 and 2002 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $45,000 and $32,961, respectively.

AUDIT RELATED FEES

         The aggregate fees billed in the fiscal year ended December 31, 2003 and 2002 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not reported under the paragraph captioned "Audit Fees" above are $0 and $0, respectively.

TAX FEES

         The aggregate fees billed in the fiscal years ended December 31, 2003 and 2002 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $10,000 and $0, respectively.

ALL OTHER FEES

         The aggregate fees billed in the fiscal years ended December 31, 2002 and 2001 for products and services provided by the principal accountant, other than the services reported above under other captions of this Item 14 are $0 and $0, respectively.

PRE-APPROVAL POLICIES AND PROCEDURES

         On March 8, 2004 our board of directors adopted resolutions in accordance with the Sarbanes-Oxley Act of 2002 requiring pre-approval of all auditing services and all audit related, tax or other services not prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended to be performed for us by our independent auditors, subject to the de minimus exception described in Section 10A(i)(1)(B) of the Exchange Act. These resolutions authorized our independent auditor to perform audit services required in connection with the annual audit relating to the fiscal year ended December 31, 2003 and the quarterly reviews for the subsequent fiscal quarters of 2004 through the review for the quarter ended September 30, 2004 at which time additional pre-approvals for any additional services to be performed by our auditor would be sought from the Board. Our board of directors also appointed and authorized Albert Wong to grant pre-approvals of other audit, audit-related, tax and other services requiring board approval to be performed for us by our independent auditor, provided that the designee, following any such pre-approvals, thereafter reports the pre-approvals of such services at the next following regular meeting of the Board. Since Albert Wong, has recently resigned from his position as a member of the Board, the Board intends to authorize a board member to grant pre-approval to services to be provided by the independent auditor at the next regular meeting of the board of directors.

         The percentage of audit-related, tax and other services that were approved by the board of directors is zero (-0-).

                      OTHER BUSINESS AT THE ANNUAL MEETING

         Management is not aware of any other matters to come before the annual meeting. However, inasmuch as matters of which management is not now aware may come before the meeting or any postponement or adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto.

                              SHAREHOLDER PROPOSALS

         Any shareholder who wishes to submit a proposal for action to be included in the proxy statement for our 2005 annual meeting of shareholders must submit the proposal so that it is received by our corporate Secretary by January 15, 2005.

                                  MISCELLANEOUS

         The Annual Report of Minghua on Form 10-KSB covering the fiscal year ended December 31, 2003 is being mailed with this proxy statement to each shareholder entitled to vote at the annual meeting. Shareholders not receiving a copy of the Annual Report on Form 10-KSB may obtain one by contacting: American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038,
Attention: Shareholder Services, telephone (800) 937-5449 or (718) 921-8200.

         All other shareholder inquiries,  including requests for the following:
(i) change of address; (ii) replacement of lost stock certificates; (iii) common stock name registration changes; (iv) quarterly reports on Form 10-QSB; (v) Annual Reports on Form 10-KSB; (vi) proxy material; and (vii) information regarding stockholdings, should be directed to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, Attention: Shareholder Services, telephone (800) 937-5449 or (718) 921-8200.

         In addition, our public reports, including quarterly reports on Form 10-QSB, Annual Reports on Form 10-KSB and proxy statements can be obtained through the Securities & Exchange Commission's EDGAR Database over the Internet at www.sec.gov.

         The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the annual meeting, please sign the proxy and return it in the enclosed envelope.

                                        By Order of the Board of Directors

                                        /s/ Albert Wong

                                        Albert Wong
                                        Chief Executive Officer, President
                                        and Secretary


Shenzhen, China
May 13, 2004

                  MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED

                                   PROXY CARD

                         Annual Meeting of Shareholders

                                  June 14, 2004

         This Proxy is solicited on behalf of the Board of Directors.

The undersigned shareholder(s) of MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED, a New York corporation, hereby acknowledge(s) receipt of the Proxy Statement dated May 13, 2004, and hereby appoint(s) Li Chang De proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of Shareholders of Minghua Group International Holdings Limited, to be held on Monday, June 14, 2004 at 10:00 a.m., Local Time, at Beijing Shijinyunr Hotel, located at 8/F, East Area, Century Golden Resources International Plaza, 69 Banjing Rd., Haidian District, Beijing 100089, People's Republic of China and at any adjournment or adjournments thereof, and to vote all shares of Common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side:

         PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE


         (Continued, and to be signed and dated, on the reverse side.)

         THE DIRECTORS RECOMMEND A VOTE "FOR" PROPOSAL NOS. 1 through 3.

         THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 3. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING THE PERSON NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.

Vote on Proposals

          Proposal No. 1 - To elect five directors.  The nominees are:

                     Li Chang De                    Li Hong Liang
                     Han Li-Ping                    Yun Dong Luan
                     Jie Chen

         |_|      FOR all listed nominees (except do not vote for the nominee(s)
whose name(s) appear(s) below):


--------------------------------------------------------------------------------

         |_|      WITHHOLD AUTHORITY to vote for the listed nominees.

         Proposal No. 2 - To authorize an amendment to the Company's Certificate of Incorporation in order to increase the authorized number of shares of Common stock from 200,000,000 shares to 500,000,000 shares.

           |_|       FOR       |_|        AGAINST   |_|       ABSTAIN

         Proposal No. 3 - To ratify the appointment of Livingston, Wachtell & Co., LLP, as Minghua's independent auditors for the fiscal years ending December 31, 2003 and 2004.

           |_|       FOR       |_|        AGAINST   |_|       ABSTAIN

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT FURNISHED THEREWITH.

PLEASE  SIGN,  DATE AND  RETURN  THIS  PROXY CARD  PROMPTLY  USING THE  ENCLOSED
ENVELOPE.

IMPORTANT:        Please  sign  exactly  as  name  appears  at left.  Each joint owner should sign. Executors,  administrators,  trustees, etc.
                  should give full title as such. If signer is a corporation, please give full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.


                                                               Date:
------------------------------------------------                    ----------
Signature

                                                               Date:
------------------------------------------------                    ----------
Signature (Joint Owners)

                                   APPENDIX A

                    AMENDMENT TO CERTIFICATE OF INCORPORATION


                            CERTIFICATE OF AMENDMENT
                       OF THE CERTIFICATE OF INCORPORATION
                                       OF
                  MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED
           Under Section 805 of the New York Business Corporation Law

                                    * * * * *

           The undersigned, for the purpose of filing this Certificate of Amendment of Certificate of Incorporation of the above corporation, hereby certifies:

1. The name of the corporation is MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED (hereinafter referred to as the "Corporation"). The name under which the Corporation was originally formed is United Network Technologies, Inc.

2. The Certificate of Incorporation of the Corporation was filed in the office of the Department of State on February 29, 1996.

3. The amendment of the Certificate of Incorporation of the Corporation effected by this Certificate of Amendment is to increase the number of authorized shares of common stock.

4.       To  accomplish   the  foregoing   amendment,   Article  Fourth  of  the
Certificate of Incorporation of the Corporation, relating to the authorized stock of the Corporation, is hereby amended to read in its entirety as follows:

                  "FOURTH:

                           (a)      The  aggregate  number  of  shares  of stock
which the Corporation shall have the authority to issue is FIVE HUNDRED MILLION (500,000,000) shares of Common Stock, $.01 par value.

                           (b)      No holder of any shares of the Corporation's
capital stock shall, because of his ownership of shares of the Corporation, have a preemptive or other right to purchase, subscribe for, or take any part of any shares of the Corporation or any part of any notes, debentures, bonds, or other securities convertible into or providing for options or warrants to purchase shares of the Corporation's capital stock which are issued, offered, or sold by the Corporation after its incorporation, whether the shares, notes, debentures, bonds, or other securities, be authorized by this certificate of incorporation or by an amended certificate duly filed and in effect at the time of issuance, offer, or sale of such shares, notes, debentures, bonds, or other securities. Any part of the shares authorized by this certificate of incorporation, or by an amended certificate duly filed, any part of any notes, debentures, bonds, or other securities convertible into or providing for options or warrants to purchase shares of the Corporation may at any time be issued, offered for sale, and sold or disposed of by the Corporation, pursuant to a resolution of its Board of Directors and to such persons and upon such terms and conditions as the Board of Directors may, in its sole discretion, deem proper and advisable, without first offering to existing shareholders any part of such shares, notes, debentures, bonds or other securities.

                           (c)      Each one (1) share of Common Stock, $.01 par
value, issued and outstanding on October 1, 1998 (the "Effective Date") was reclassified (the "Reclassification") on the Effective Date and changed into five (5) shares of Common Stock, $.01 par value, with no fractional shares being issued as a result of the Reclassification and with the Corporation issuing to any shareholder who otherwise would have been entitled to receive a fractional share as a result of the Reclassification an additional full share of Common Stock. The Reclassification was effected pursuant to a Certificate of Amendment of the Certificate of Incorporation of the Corporation which was filed with the New York Department of State on the Effective Date."

5. The foregoing amendment of the Certificate of Incorporation of the Corporation was duly authorized by (i) the Board of Directors of the Corporation and (ii) the majority vote of the shareholders of the Corporation entitled to vote thereon taken at a meeting of said shareholders duly called and held.

         IN WITNESS WHEREOF, the Corporation has caused this instrument to be signed and subscribed in its name this __ day of _________, and the statements contained herein are affirmed as true under the penalties of perjury.



                                        ----------------------------------------
                                        Albert Wong
                                        Chief Executive Officer


                                       2